UMB Financial First Quarter 2017 April 25, 2017 Exhibit 99.2

Cautionary Notice about Forward-Looking Statements This presentation of UMB Financial Corporation (the “company,” “our,” “us,” or “we”) contains, and our other communications may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts—such as our statements about expected cost savings and other results of efficiency initiatives and our statements about reduced regulation, tax reform and our ability to capitalize on changes. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “outlook,” “forecast,” “target,” “trend,” “plan,” “goal,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, results, or aspirations. All forward-looking statements are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Our actual future objectives, strategies, plans, prospects, performance, condition, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events, circumstances, or aspirations to differ from those in forward-looking statements are described in our Annual Report on Form 10-K for the year ended December 31, 2016, our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the Securities and Exchange Commission (SEC). Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except to the extent required by applicable securities laws. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K, or other applicable document that is filed or furnished with the SEC.

1Q 2017 Highlights

Earnings Summary – 1Q 2017 $ in thousands, except share and per share data; unaudited Non-GAAP adjustments include fair value adjustments on contingent consideration, acquisition expenses, non-acquisition related severance expense and one-time marketing agent termination costs. See non-GAAP reconciliations and further information on these items on slides 5 and 6.

Net operating income for the relevant period is defined as GAAP net income, adjusted to reflect the impact of excluding the following: (i) fair value adjustments on contingent consideration for the acquisition of Reams Asset Management Company (Reams), (ii) expenses related to acquisitions, (iii) non-acquisition related severance expense, (iv) expenses related to the buy-out and termination of certain marketing and referral agreements in the Company’s institutional investment management business and (v) the tax impact of the previous adjustments, which is calculated using the Company’s marginal tax rate of 36%. The Company believes that the financial impact of excluding non-acquisition related severance expense will be immaterial in the near future. It is excluded from certain non-GAAP financial measures as it has an unusually large impact on the company’s financial statements. Operating EPS-diluted is calculated as diluted earnings per share as reported, adjusted to reflect, on a per share basis, the impact of excluding the non-GAAP adjustments described in clauses (i)-(v) above for the relevant period. Net Operating Income Non-GAAP Reconciliation In this presentation, we provide information about net operating income, operating earnings per share-diluted (operating EPS-diluted), operating return on average equity (operating ROE), operating return on average assets (operating ROA), operating noninterest expense, and operating efficiency ratio, all of which are non-GAAP financial measures. This information supplements the results that are reported according to generally accepted accounting principles (GAAP) and should not be viewed in isolation from, or as a substitute for, GAAP results. The differences between the non-GAAP financial measures and the nearest comparable GAAP financial measures are reconciled in the tables below and on the next slide. The Company believes that these non-GAAP financial measures and the reconciliations may be useful to investors because they adjust for fair value adjustments on contingent consideration, acquisition expenses and non-acquisition related severance expense and one-time marketing agent termination costs that management does not believe reflect the Company’s fundamental operating performance. (continued on next page) Note: ***Only link the info inside the black outline*** - Use the "Non-GAAP Year-End" tab for Q4 Reporting. (unaudited, $ in thousands except per share data) (unaudited, $ in thousands) Three Months Ended Three Months Ended March 31, December 31, March 31, March 31, December 31, March 31, 2017 2016 2016 2017 2016 2016 Net income (GAAP) $ 44,181 $ 42,934 $ 36,403 Noninterest expense (GAAP) $ ,188,766 $ ,186,324 $ ,180,444 Adjustments (pre-tax): Adjustments: Fair value adjustments on contingent consideration (i) 0 0 67 Fair value adjustments on contingent consideration (i) 0 67 Acquisition expenses (ii) 0 547 3,043 Acquisition expenses (ii) 0 547 3,043 Non-acquisition severance expense (iii) 476 415 524 Non-acquisition severance expense (iii) 476 415 524 Marketing agent termination costs (iv) 0 2,725 0 Marketing agent termination costs (iv) 0 2,725 0 Total Non-GAAP adjustments (pre-tax) 476 3,687 3,634 Tax impact of adjustments (v) -,171.35999999999999 -1,327.32 -1,308.24 Operating noninterest expense ,188,290 ,182,637 ,176,810 Total Non-GAAP adjustments 304.64 2,359.6800000000003 2,325.7600000000002 Net operating income (Non-GAAP) $ 44,485.64 $ 45,293.68 $ 38,728.76 Noninterest expense ,188,766 ,186,324 ,180,444 Less: Amortization of other intangibles 2,869 2,928 3,226 Earnings per share as reported - diluted $ 0.89 0.87 $ 0.74 Noninterest expense, net of amortization of other intangibles (numerator A) ,185,897 ,183,396 ,177,218 Fair value adjustments on contingent consideration (i) 0 0 0 Acquisition expenses (ii) 0 0.01 6.9999999999999993E-2 Operating noninterest expense (Non-GAAP) ,188,290 ,182,637 ,176,810 Non-acquisition severance expense (iii) 0.01 0.01 0.01 Less: Amortization of other intangibles 2,869 2,928 3,226 Marketing agent termination costs (iv) 0 0.05 0 Operating expense, net of amortization of other intangibles (numerator B) ,185,421 ,179,709 ,173,584 Tax impact of adjustments (v) -0.01 -0.03 -0.03 Operating earnings per share - diluted $ 0.89 $ 0.91 $ 0.79 Net interest income (tax equivalent) (iv) ,143,572 ,140,147 ,124,744 Noninterest income ,120,780 ,116,330 ,116,350 GAAP Less: Gains on sales of securities available for sale, net 468 0 2,933 Return on average assets 8.8551650463278998E-3 8.5742418000002308E-3 7.5724434563300197E-3 Total revenue (denominator A) $ ,263,884 $ ,256,477 $ ,238,161 Return on average equity 9.0354780881014396E-2 8.5772420464094404E-2 7.5421113355734204E-2 Efficiency ratio (numerator A/denominator A) 0.70450000000000002 0.71509999999999996 0.74409999999999998 Non-GAAP Operating efficiency ratio (numerator B/denominator A) 0.70269999999999999 0.70069999999999999 0.72889999999999999 Return on average assets 8.9162238154755803E-3 9.0454875933254405E-3 8.0562411129240907E-3 Return on average equity 9.0977801646673698E-2 9.0486527351892304E-2 8.0239710960278696E-2

Operating Noninterest Expense & Efficiency Ratio Non-GAAP Reconciliation Operating ROE is calculated as net operating income, divided by the Company’s average total shareholders’ equity for the relevant period. Operating ROA is calculated as net operating income, divided by the Company’s average assets for the relevant period. Operating noninterest expense for the relevant period is defined as GAAP noninterest expense, adjusted to reflect the pre-tax impact of non-GAAP adjustments described in clauses i-v on slide 5. Operating efficiency ratio is calculated as the Company’s operating noninterest expense, net of amortization of other intangibles, divided by the Company’s total revenue (tax equivalent net interest income, plus noninterest income, less gains on sales of securities available for sale, net). (i) Represents fair value adjustments to contingent consideration for the acquisition of Reams. (ii) Represents expenses related to acquisitions. (iii) Represents non-acquisition severance expense related to UMB-legacy employees as management excludes severance expense from its internal evaluation of company performance. Severance expense for employees related to acquisitions is included in item (ii). (iv) Represents expenses related to the buy-out and termination of certain marketing and referral agreements in the company’s institutional investment management business. (v) Calculated using the company's marginal tax rate of 36%. (vi) Tax-exempt interest income has been adjusted to a tax equivalent basis. The amount of such adjustment was an addition to net interest income of $9.3 million, $8.7 million, and $6.9 million for the three months ended March 31, 2017, December 31, 2016, and March 31, 2016, respectively. Note: ***Only link the info inside the black outline*** - Use the "Non-GAAP Year-End" tab for Q4 Reporting. (unaudited, $ in thousands except per share data) (unaudited, $ in thousands) Three Months Ended Three Months Ended March 31, December 31, March 31, March 31, December 31, March 31, 2017 2016 2016 2017 2016 2016 Net income (GAAP) $ 44,181 $ 42,934 $ 36,403 Noninterest expense (GAAP) $ ,188,766 $ ,186,324 $ ,180,444 Adjustments (pre-tax): Adjustments: Fair value adjustments on contingent consideration (i) 0 0 67 Fair value adjustments on contingent consideration (i) 0 67 Acquisition expenses (ii) 0 547 3,043 Acquisition expenses (ii) 0 547 3,043 Non-acquisition severance expense (iii) 476 415 524 Non-acquisition severance expense (iii) 476 415 524 Marketing agent termination costs (iv) 0 2,725 0 Marketing agent termination costs (iv) 0 2,725 0 Total Non-GAAP adjustments (pre-tax) 476 3,687 3,634 Tax impact of adjustments (v) -,171.35999999999999 -1,327.32 -1,308.24 Operating noninterest expense ,188,290 ,182,637 ,176,810 Total Non-GAAP adjustments 304.64 2,359.6800000000003 2,325.7600000000002 Net operating income (Non-GAAP) $ 44,485.64 $ 45,293.68 $ 38,728.76 Noninterest expense ,188,766 ,186,324 ,180,444 Less: Amortization of other intangibles 2,869 2,928 3,226 Earnings per share as reported - diluted $ 0.89 0.87 $ 0.74 Noninterest expense, net of amortization of other intangibles (numerator A) ,185,897 ,183,396 ,177,218 Fair value adjustments on contingent consideration (i) 0 0 0 Acquisition expenses (ii) 0 0.01 6.9999999999999993E-2 Operating noninterest expense (Non-GAAP) ,188,290 ,182,637 ,176,810 Non-acquisition severance expense (iii) 0.01 0.01 0.01 Less: Amortization of other intangibles 2,869 2,928 3,226 Marketing agent termination costs (iv) 0 0.05 0 Operating expense, net of amortization of other intangibles (numerator B) ,185,421 ,179,709 ,173,584 Tax impact of adjustments (v) -0.01 -0.03 -0.03 Operating earnings per share - diluted $ 0.89 $ 0.91 $ 0.79 Net interest income (tax equivalent) (iv) ,143,572 ,140,147 ,124,744 Noninterest income ,120,780 ,116,330 ,116,350 GAAP Less: Gains on sales of securities available for sale, net 468 0 2,933 Return on average assets 8.8551650463278998E-3 8.5742418000002308E-3 7.5724434563300197E-3 Total revenue (denominator A) $ ,263,884 $ ,256,477 $ ,238,161 Return on average equity 9.0354780881014396E-2 8.5772420464094404E-2 7.5421113355734204E-2 Efficiency ratio (numerator A/denominator A) 0.70450000000000002 0.71509999999999996 0.74409999999999998 Non-GAAP Operating efficiency ratio (numerator B/denominator A) 0.70269999999999999 0.70069999999999999 0.72889999999999999 Return on average assets 8.9162238154755803E-3 9.0454875933254405E-3 8.0562411129240907E-3 Return on average equity 9.0977801646673698E-2 9.0486527351892304E-2 8.0239710960278696E-2

Select Balance Sheet Items $ in thousands, average balances; unaudited Three Months Ended

Consistent Loan Growth Average Total Loans 5 Year CAGR 15.9%

Net Charge-Off History (1) Commercial Loans includes commercial & industrial, commercial credit card, asset-based and factoring loans. (2) Other includes all real-estate related loans (commercial, residential and HELOC) plus consumer loans and DDA charge-offs.

Loan Classification Trends % of total actual loans

Key Performance Metrics See slides 5 and 6 for additional disclosures and reconciliations related to these non-GAAP financial measures. Q1 2016 & Q2 2016 data is recast to reflect the adoption of ASU 2016-09.

1Q 2017 Financials

Noninterest Income – 1Q 2017 Noninterest income increased $4.5 million, or 3.8%, compared to 4Q’16, primarily driven by: a $2.4MM increase in unrealized gains on the company’s capital in certain Scout funds; a $1.1MM increase in deposit service charges largely in Healthcare Services; and Solid growth in bankcard fees, and fees generated by our non-bank qualified and corporate desks in Institutional Banking. Noninterest income increased $4.4 million, or 3.8%, compared to 1Q’16, driven by: a $1.4 million increase in unrealized gains on the company’s capital in certain Scout funds and $0.7 million increase in bond underwriting fees, both recorded in trading and investment banking income; an increase in other noninterest income due to a $2.0 million increase in the fair value of company-owned life insurance; a $1.3 million increase in 12b-1 fee income recorded in brokerage fees; partially offset by a $2.5 million decrease in gains on AFS securities. 1st Quarter ‘17 Drivers

Noninterest Income Composition – 1Q 2017

UMB



Trust & Securities Processing
Service Charges on Deposit Accounts
Bankcard Fees
Trading & Investment Banking
Other
Brokerage Fees
Gains on Sales of Securities
Equity Earnings on Alt. Invest.
Insurance Fees & Commissions
0.5%
0.4%
4.5%
5.9%
6.2%
14.7%
50.0%
18.3%

Trust & Securities Processing Composition:
($ in millions)

Source of income:	1Q'17	4Q'16	1Q'16
Institutional Investment Mgmt.	$ 17.9	$ 18.1	$ 18.4
Asset Servicing	22.2	22.1	22.3
Bank (Inst. & Personal Asset Mgmt.)	20.3	20.2	18.8
	$ 60.4	$ 60.4	$ 59.5

Excludes ($0.6MM) unrealized loss from Equity Losses on Alternative Investments, which represents (0.5%) of noninterest income

Trust & Securities Processing Revenue



Millions
$54.7
$62.3
$71.6
$67.3
$59.5
$60.4
1Q'12
3Q'12
1Q'13
3Q'13
1Q'14
3Q'14
1Q'15
3Q'15
1Q'16
3Q'16
1Q'17

14

Noninterest expense increased $2.4 million, or 1.3%, compared to 4Q’16, driven by: increases in payroll taxes, 401(k) benefits, and medical insurance expense in the salary and employee benefits line; partially offset by decreases in marketing and business development expenses and legal and consulting expenses from elevated fourth quarter levels. Noninterest Expense – 1Q 2017 1st Quarter ‘17 Drivers (1) Operating noninterest expense, which excludes the impact of fair value adjustments on contingent consideration, acquisition expenses, non-acquisition related severance expense and one time marketing agent termination costs, was $188.3 million for the first quarter 2017, an increase of $5.7 million, or 3.1 percent, compared to the linked quarter, and $11.5 million, or 6.5 percent, compared to the first quarter 2016. See slide 6 for a reconciliation of this non-GAAP financial measure. (2) Q1 2016 & Q2 2016 data is recast to reflect the adoption of ASU 2016-09. (2) (2) Noninterest expense increased $8.3 million, or 4.6%, compared to 1Q’16, driven by: a $1.9 million increase in salary and wage expense and a $1.9 million increase in bonus and commission expense; a $3.1 million increase in employee benefits partially driven by a $1.6 million increase in fair value adjustments on the company’s deferred compensation plan; and higher equipment expense for computer and hardware costs related to investments for regulatory requirements, cyber security, and the ongoing modernization of the company’s core systems.

Securities Available for Sale $6.6 billion at March 31, 2017 High Quality Investment Portfolio Agencies Corporates Municipals Mortgage-Backed Securities Treasuries (2) (1) Securities Held to Maturity $1.2 billion at March 31, 2017 Governmental Other Higher Education Healthcare Utility Social Service Industrial Cultural Civic K-12 Education NFP - Other Average Balance: $6.5 billion Average Yield: 2.13% Duration: 45 months Average Balance: $1.1 billion Average Yield: 3.76% Duration: 78 months Total Portfolio Average Yield: 2.26% Duration: 50 months

Securities and Loan Statistics AFS Portfolio Activity at March 31, 2017 (1) Roll off includes cash flow from maturities, calls or amortizations of securities and is presented net of sales.  (2) Purchased amount is presented net of purchases made related to sales. Loan Portfolio Statistics at March 31, 2017 Variable Rate Loans: $6.2 billion or 59% of loan book ~48% of variable loans are tied to Prime for the next quarter ~52% of variable loans are tied to Libor for the next quarter Loan Repricing/Maturity Schedule 55% in 2nd quarter 2017 65% in the next 12 months

Deposit Growth Deposits & Percent of Free Funds Actual EOP Balances; $ in billions 1Q 2017 Cost of Interest-Bearing Liabilities 0.35% Including DDA 0.23% $12.6 $13.2 $12.3 $15.4 $15.9

Strong Capital Position Capital Ratio Trends (1) 2015 - 2017 ratios calculated under Basel III requirements. Total Risk-Based Capital Tier 1 Risk-Based Capital Tier 1 Leverage Common Equity Tier 1 (1) (1) (1)

Business Segment Updates

Segment Financials (1) Fourth quarter 2016 noninterest expense includes $2.7 million in costs related to the one-time buy-out and termination of certain marketing and referral agreements. (1)

Segment Financials (continued)

$27.3 $27.9 $31.2 Institutional Investment Management $31.2 $27.2 Assets Under Management $ in billions Scout assets under management stood at $27.9 billion on March 31, 2017, an increase of $590 million from December 31, 2016 Net outflows for 1Q’17 were -$1.8 million and the market impact was +$592 million The Scout Mid Cap Fund received a 2017 Lipper Fund Award as best mid-cap core fund for the 10-year period ending November 30, 2016. 1st Quarter Statistics

AUM Drivers $ in millions Institutional Investment Management 1Q’17 4Q’16 3Q’16 2Q’16 1Q’16 Equity Scout Funds ($56MM) Separate Accts ($90MM) Fixed Income Scout Funds ($35MM) Separate Accts $179MM 1Q’17 Net Flows

AUM by Strategy – As of March 31, 2017 Equity Fixed Income Equity Strategies International MidCap International ADR Emerging Markets Global Small Cap Other: Equity Opportunity Fixed Income Strategies Core Plus Low Duration Long Duration Core Real Return Unconstrained Intermediate Other: Global Aggregate Unconstrained UCITS

Financial Impact of Divestiture of Scout (1) Income before taxes for discontinued operations includes $2.7 million in costs related to the buy-out and termination of certain marketing and referral agreements incurred in the fourth quarter of 2016 and $2.0 million in one-time severance expense primarily recognized in the second and third quarters of 2016. These expenses were previously reported in the institutional investment management segment. Supplemental Condensed Information (1)

Asset Servicing Assets Under Administration $ in billions Investment Management Series Trusts continue to grow, with 86 active funds and $17.9 billion in assets at March 31, 2017; AUA in this product has grown by $10.7 billion in the past 3 years UMB Fund Services now services $13 billion in private equity assets and offers solutions for exchange traded funds and liquid alternative assets UMB Fund Services is ranked as the 7th largest mutual fund custodian in the U.S. based on ’40 Act fund assets 1st Quarter Statistics

Asset Servicing Fund Accounting & Administration Alternative Asset Servicing Custody Transfer Agency

UMB Fund Services – Turnkey Solutions A turnkey, cost-effective means of starting and operating a mutual fund—ideal for advisors who wish to offer a mutual fund to enhance their product line. Ideal for advisors seeking a low-cost pooled alternative to enter the qualified retirement plan market space. Registering your hedge fund under the ’40 Act offers the ability to broaden distribution and increase fund transparency. A turnkey solution to launch your exchange-traded fund quickly and cost-effectively. Investment Managers Series Trust Premier Advisor Collective Investment Fund Series Registered Fund Solutions Exchange Listed Funds Trust

Bank Personal Banking Commercial & Business Banking Institutional Banking Healthcare Services Treasury & Other (2) (1) Net interest income chart excludes ($158k) and noninterest income chart excludes ($557k) in “Treasury & Other”. (2) Includes Prairie Capital Management income and expense. Net Interest Income Noninterest Income Noninterest Expense (1) Line of Business Detail – 1Q’17 (as a percentage of Bank Segment) Average loans for 1Q’17 were $10.6 billion, an increase of 2.1% on a linked-quarter basis (+8.3% annualized) and 10.6% year-over-year Average loan yield for 1Q’17 was 4.09% compared to 3.96% in the previous quarter and 3.81% in 1Q’16 Total debit and credit card purchase volume was $2.8 billion for 1Q’17, producing interchange income of $21.4 million HSA deposits stood at $1.8 billion at quarter-end, an increase of 25.2% compared to a year ago. HSA deposits represented 11.3% of total company deposits. FDIC sweep balances in Institutional Banking stood at $54.0 billion at March 31, 2017, a year-over-year increase of 28.7% UMB named best investment bank in the Midwest by Global Finance magazine 1st Quarter Highlights (1)

Bank - Diverse Sources of Net Income Includes PCM’s income and expense. Personal Banking Commercial & Business Banking Institutional Banking Healthcare Services Treasury & Other (1) 4Q’16 1Q’17 1Q’16 3Q’16 2Q’16 $42.7M $45.8M $46.6M $51.6M $50.8M Bank Segment Net Income Before Tax

Loan Paydowns, Payoffs, and Line Changes

Bank – Loan Composition Diverse Loan Book (Average Loan Balances for the three months ended March 31,) Commercial Credit Card Commercial & Industrial HELOC Residential Real Estate Real Estate Construction Commercial Real Estate Consumer Credit Card Consumer Other $5.8B $6.7B $7.5B $9.5B $10.6B Factoring Loans Asset-Based Loans (1) Percentages less than 5% have been omitted. (2) Includes leases. (1) (2)

Colorado Kansas City Kansas Greater MO St. Louis Arizona Texas Oklahoma Marquette Transportation Fin (Natl. Sales) Nebraska Marquette Business Credit (Natl. Sales) Bank – Regional Lending $5.8B $6.7B $7.5B $9.5B $10.6B Loans by Region (Average Loan Balances for the three months ended March 31,) High Growth Regions 1Q’17 vs. 1Q’16 St. Louis +23.5% Colorado +14.1% Marquette Transportation Finance +73.4% (1) Percentages less than 5% have been omitted. (1) 5.4% 5.5%

Commercial Real Estate Portfolio CRE & Construction Lending (Average Loan Balances for the three months ended March 31,) $4.0B $3.2B $2.2B $1.9B $1.5B Investment CRE Owner Occ. CRE Construction Farmland Multi-Family CRE Residential Construction (1) Percentages less than 5% have been omitted. (1)

Bank – Total Deposits Diverse Sources of Deposits (Average Deposits for the three months ended March 31,) $11.6B $13.1B $13.3B $15.4B $15.6B Personal Banking - Consumer Commercial Institutional - IAM Personal Banking - Private Wealth Asset Servicing Healthcare Institutional - IBIS Small Business Other (1) Percentages less than 5% have been omitted. (1)

$10.2B $11.6B $12.8B $13.6B $13.9B $1.2B $1.4B $1.6B $1.7B $1.7B Home Equity Lines of Credit $ in millions Assets Under Management $ in millions Personal Banking

Institutional Banking – Business Description Investor Solutions Corporate Trust Investment Banking Public Finance Distressed Debt FDIC Sweep Provides banking solutions to 7 of top 10 clearing Broker-Dealer’s and 6 of top 10 independent Broker-Dealer’s Provides services to more than 25MM investor accounts and is the 2nd largest provider in U.S. Continue to partner with Bank Product & Services team to enhance card offerings in both debit and credit space 5th largest trust provider and 4th largest paying agent by number in U.S. Approximately $12B in administration Opened corporate trust office in Texas in January 2016 & Phoenix in February 2017 Continue to explore additional products to offer $23.7B par value bonds traded in 2016 Completed Texas expansion in April 2016 with 14 new Investment Bankers and NY expansion in January 2017 with 5 new investment bankers Dallas & NY expansion will help us build out distribution channels and product beyond traditional correspondent segment Provide underwriting services for healthcare, municipalities, educational institutions and other corporate clients Consistently among the top 5 bank qualified municipal underwriters in the nation Expanding distribution coverage to increase ability to underwrite Non-Bank Qualified offerings Workout defaulted bond deals on behalf of bondholder Industry reputation has allowed team to work on major bankruptcies within corporate and municipal space Plan to expand by adding additional workout attorneys to group Added NYC office in January 2017 Offers Broker-Dealer clients FDIC Sweep option as a liquidity alternative to overnight money funds Expand ~$54 billion program with additional Source Institutions (Broker-Dealers, Trust Companies, RIA’s)

Institutional Banking FDIC Sweep Program 5 Year CAGR 28.5% $54.0B $41.9B $30.9B $23.7B $18.5B

Healthcare Services 2013 2014 2015 2016 1Q’17 HSA investment assets as % of total healthcare deposits & assets 7.4% 8.3% 9.2% 8.7% 10.0% HSA deposits as % of total UMB deposits 4.4% 6.2% 7.8% 9.7% 11.3% +26.8% Mar. 31, 2017 vs. Mar. 31, 2016 Healthcare Deposits & Assets $2,000M $1,765M $1,292M $918M $642M $47.4 $75.8

Industry information source: Devenir Research 2016 Year-End HSA Market Statistics & Trends report dated February 22, 2017. Rankings as of December 31, 2016. Deposit and asset growth rates on an annual basis, as of December 31, 2016 HCS represents a unique asset as one of the top 5 leaders in a high growth, niche market. Growth Rates – Deposits and Assets Healthcare Services – Growth & Potential

Multi-Channel Healthcare Strategy UMB offers a modular and configurable platform of applications and services that deliver the underlying core banking functionality to our healthcare partners Broker/Employer TPAs Health Plans Technology Firms Payment Aggregators Healthcare Partners HCS Applications SSO Web Services Contributions Enrollment BIN Sponsor HCS Saver Partner Portal Core Banking Systems

Card Purchase Volumes Purchase Volume & Interchange Revenue Commercial Credit Consumer Credit Consumer Debit Healthcare Debit Institutional Banking – IBIS Debit Interchange ($ in millions) $2.8B $1.8B $2.1B $2.3B $2.7B 1.0% 1.5% 1.3% 1.0% 1.2%

Appendix

Peer Group Companies Company Ticker BOK Financial Corporation BOKF CoBiz Financial Inc. COBZ Commerce Bancshares, Inc. CBSH Cullen/Frost Bankers, Inc. CFR First Midwest Bancorp, Inc. FMBI Hancock Holding Company HBHC Old National Bancorp ONB Prosperity Bancshares PB Signature Bank NY SBNY SVB Financial SIVB Texas Capital Bancshares TCBI Trustmark Corporation TRMK Webster Financial Corporation WBS

Market Capture – UMB vs. Peers vs. Indices Source: Thomson Reuters

Overall Market Capture Overall Capture Ratio & Total Return 04/01/07 – 03/31/17 Source: Thomson Reuters

Announcement of Agreement to Sell Scout Investments, Inc. to Carillon Tower Advisers UMB Financial April 20, 2017

Strategic Rationale This transaction allows us to allocate more time, energy and capital to our core banking businesses as well as our asset servicing operations. While Scout has generated shareholder value over the years, it has limited connectivity with our relationship-based banking model and lacks the required scale and diversification for continued growth. Our diversified financial services model stands. This is an opportunity for even greater emphasis on driving results and organic growth in our commercial, private wealth, institutional banking, payments, healthcare, consumer and asset servicing businesses. Scout will benefit from partnering with a firm whose sole focus is on the institutional-quality asset management business, providing an environment that can bring enhanced distribution capabilities, scale, dedicated resources and capital.

Transaction Summary Consideration $172.5 million in cash, subject to customary purchase price adjustments Required Approvals Customary regulatory approvals, including Hart-Scott-Rodino Anticipated Closing By year-end 2017 Price Adjustments Revenue run rate adjustments (1) The purchase price is reduced by $2.4 million for each percentage point that the revenue run rate is less than 93% but greater than 75% Working capital adjustments for changes between signing and closing Closing Conditions Approval by seller and buyer mutual fund boards Closing date revenue run rate must be greater than or equal to 75% of revenue run rate at signing (1) Revenue run rate is based on annualized fees from clients’ AUM as of the last business day of the month before announcement and is not affected by market performance. Acquirer Carillon Tower Advisers, a subsidiary of Raymond James Financial For full transaction details, refer to the Stock Purchase Agreement included in the Form 8-K filed with the SEC on April 20, 2017.

2016 Segment Financials Institutional Investment Management (1) (2) (1) Noninterest expense includes $2.7 million in costs related to the one-time buy-out and termination of certain marketing and referral agreements incurred in the fourth quarter of 2016 and $2.0 million in severance expense primarily recognized in the second and third quarters of 2016. (2) As noted in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, the company’s reportable segments include certain corporate overhead, technology and service costs that are allocated based on methodologies that are applied consistently between periods and that may be retained following a divestiture. The amount of such costs in 2016 included in noninterest expense is $4.5 million. At December 31, 2016, goodwill and intangibles on our balance sheet related to Scout Investments and Scout Distributors totaled $55.4 million.